Filed pursuant to Rule 497
Registration No. 333-216456

BLACKSTONE REAL ESTATE INCOME FUND

Supplement No. 3, dated February 9, 2018, to the

Prospectus, dated May 1, 2017 (the “Prospectus”), for Common Shares of Beneficial Interest

Change in Portfolio Manager

Michael Wiebolt was appointed a portfolio manager of Blackstone Real Estate Income Fund and Blackstone Real Estate Income Master Fund (the “Funds”) effective as of February 1, 2018. Mr. Wiebolt is a Managing Director and Head of Liquid Strategies of Blackstone Real Estate Debt Strategies (“BREDS”), which encompasses all of Blackstone’s commercial real estate debt investment vehicles, including the Funds. He is based in New York. Before joining Blackstone in March 2017, Mr. Wiebolt was a Vice President at Goldman, Sachs & Co. since July 2008. While at Goldman, Sachs & Co., Mr. Wiebolt was most recently responsible for trading high yield commercial mortgage-backed securities and commercial real estate collateralized debt obligations. Mr. Wiebolt holds a BA in History from Carleton College, where he graduated magna cum laude and was elected to Phi Beta Kappa. Mr. Wiebolt also received a Master’s in Business Administration from the Columbia Graduate School of Business. Mr. Wiebolt, together with and under the direction of Michael Nash (Executive Chairman) and Jonathan Pollack (CEO and President), the Fund’s other portfolio managers, will have primary responsibility for the day-to-day management of the Funds’ portfolio. Mr. Wiebolt does not beneficially own any securities of the Funds. His appointment coincides with the resignation of Joshua Mason on January 31, 2018 from Blackstone and as a portfolio manager of the Funds.

Please retain this supplement for future reference.